UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 19, 2005


                         ALABAMA NATIONAL BANCORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                    0-25160                     63-1114426
(State of Incorporation)    (Commission File Number)           (IRS Employer
                                                          Identification Number)


               1927 First Avenue North, Birmingham, Alabama 35203
          (Address of principal executive offices, including zip code)

                                 (205) 583-3600
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 19, 2005, Alabama National BanCorporation issued a press release announcing financial results for the nine months and quarter ended September 30, 2005. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits.

     Exhibit Number             Exhibit
     --------------             -------
     99.1                       Press Release dated October 19, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Alabama National Bancorporation

                                          By: /s/ William E. Matthews, V
                                              ----------------------------------
                                              William E. Matthews, V
                                              Executive Vice President and Chief
                                              Financial Officer


Dated: October 19, 2005

                                INDEX TO EXHIBITS


Exhibit Number                      Exhibit
--------------                      -------
99.1                                Press Release dated October 19, 2005*


* This exhibit is furnished to, but not filed with, the Commission by inclusion herein.